Exhibit 10.1

SECOND LIMITED WAIVER TO CREDIT AGREEMENT

This Second Limited Waiver (“Agreement”) to Credit Agreement is entered into as of December 14, 2012 (the “Second Limited Waiver Effective Date”), by and among DIAL GLOBAL, INC. (f/k/a WESTWOOD ONE, INC.), a Delaware corporation (the “Borrower”), and the Lenders party hereto.
RECITALS
WHEREAS, reference is made to that certain Credit Agreement, dated as of October 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement), by and among the Borrower, the Lenders, the L/C Issuers, General Electric Capital Corporation, as administrative agent and collateral agent for the Lenders and the L/C Issuers (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”), and ING Capital LLC, as syndication agent;
WHEREAS, the Borrower and the Lenders, entered into that certain Second Amendment and Limited Waiver to Credit Agreement, dated as of November 15, 2012 (the “Second Amendment”) to waive certain “Anticipated Defaults” (as defined in the Second Amendment);
WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it may fail to comply with the covenants set forth in Sections 5.1 and 5.2 of the Credit Agreement and the Second Lien Credit Agreement with respect to the Fiscal Quarter ending December 31, 2012, which non-compliance would give rise to Events of Default under Sections 9.1(c) and 9.1(d) of the Credit Agreement as of December 31, 2012 (together with the aforementioned “Anticipated Defaults”, the “Specified Defaults”);
WHEREAS, pursuant to the Second Amendment, the Lenders agreed to waive the Anticipated Defaults through December 14, 2012 upon the terms and subject to the conditions set forth therein (the “Initial Waiver Period”);
WHEREAS, the Lenders have agreed to extend the Initial Waiver Period and thereby temporarily waive the Specified Defaults, upon the terms and subject to the conditions set forth herein and in the Credit Agreement as amended hereby;
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
Section 1.Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

Section 2.Limited Waiver.

2.1    Solely during the Waiver Period (as defined below) and not at any other time, the Lenders hereby agree to temporarily waive the Specified Defaults and the right to accelerate the Obligations as a result thereof. During the Waiver Period, the Specified Defaults shall be deemed not to have occurred or be continuing, and the Administrative Agent and the Lenders shall have no right to enforce rights or exercise remedies with respect to the Specified Defaults. The waivers provided pursuant to the terms of this Agreement shall automatically and without further action or notice by any party expire on the Limited Waiver Termination Date (as defined below).
2.2    No waiver provided herein shall remain in effect after the Limited Waiver Termination Date. Upon the Limited Waiver Termination Date, (i) the Anticipated Defaults shall be deemed to be Events of Default in full force and effect, having occurred as of September 30, 2012 and continuing uninterrupted thereafter and (ii) all other Specified Defaults shall be deemed to be Events of Default in full force and effect, having occurred as of December 31, 2012 and continuing uninterrupted thereafter, in each case of clauses (i) and (ii), for all purposes, including, without limitation, for purposes of calculating and charging default interest under Section 2.9(c) of the Credit Agreement, and the Administrative Agent and the Lenders shall retain all of the rights and remedies related thereto. This Agreement shall not have the effect of tolling or extending any applicable cure period beyond the period that would have applied absent this Agreement. Nothing in this Agreement shall be deemed to constitute a waiver by the Administrative Agent or the Lenders of any Default, whether now existing or hereafter arising, or of any right or remedy the Administrative Agent or the Lenders may have under any of the Loan Documents or applicable law, except to the extent expressly set forth herein, nor shall the Lenders' execution and delivery of this Agreement establish a course of dealing among the Lenders and the Borrower or in any way obligate the Lenders to hereafter provide any further waiver of any kind, to provide any further time prior to the enforcement of their rights or to provide any other financial accommodations to or on behalf of the Borrower or any other Loan Party.
2.3    Notwithstanding anything to the contrary herein, the Lenders do not now waive, nor do they agree that they will waive in the future, any further Default or Event of Default. Neither this Agreement nor any course of dealing or delay or failure of the Lenders in exercising any right, remedy, power or privilege under or in connection with any Event of Default shall affect any other or future exercise thereof or the existence of any other right, remedy, power or privilege, except to the extent expressly set forth herein; nor shall any single or partial exercise of any such right, remedy, power or privilege or any abandonment or discontinuance of the steps to enforce any such right, remedy, power or privilege (pursuant to this Agreement or otherwise) preclude any further exercise thereof or of any other right, remedy, power or privilege, except to the extent expressly set forth herein.
For the purposes hereof,
“Limited Waiver Termination Date” means the earlier to occur of:
(i) 5:00 p.m. (New York city time) on Tuesday, January 15, 2013; or

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(ii) the date on which a Limited Waiver Termination Event occurs.
“Limited Waiver Termination Event” means any of the following:
(i) the occurrence of any Event of Default or Default (other than the Specified Defaults), including, without limitation, an Event of Default arising upon any failure by the Borrower to make the scheduled amortization payment in the amount of $968,750, in cash, to the Administrative Agent for the benefit of the Lenders on December 31, 2012;
(ii) any representation or warranty made by any Loan Party in connection with this Agreement shall prove to be false in any material respect (but in all respects if such representation is qualified by “material” or “Material Adverse Effect”) as of the date when made;
(iii) the failure of any Loan Party to comply with any term, condition or covenant set forth in this Agreement; or
(iv) the expiration of the “Waiver Period” under and as defined in the Second Lien Limited Waiver (defined below).
“Waiver Period” means the period beginning on the Second Amendment Effective Date and ending on the Limited Waiver Termination Date.
Section 3.Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:

3.1    The Administrative Agent shall have received each of the following:
(a)    Agreement. This Agreement, duly executed and delivered by each Loan Party and the Required Lenders;
(b)    Second Lien Waiver. (i) A copy of the amendment and waiver to the Second Lien Credit Agreement entered into by the Loan Parties and the Required Lenders (as defined in the Second Lien Credit Agreement) in the form attached hereto as Exhibit A (the “Second Lien Limited Waiver”) and (ii) evidence satisfactory to the Administrative Agent that such waiver has been executed and delivered and is in full force and effect on or prior to the Second Limited Waiver Effective Date; and
(c)    Intercreditor Amendment. An amendment to the Intercreditor Agreement in substantially the form attached hereto as Exhibit B, which shall have been duly executed and delivered by the parties thereto.

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3.2    The Borrower shall pay all reasonable and documented accrued and unpaid fees and expenses through the Second Limited Waiver Effective Date of the CDG Group, LLC and Sidley Austin LLP that have been requested pursuant to an invoice delivered to the Chief Financial Officer of the Borrower prior to the Second Limited Waiver Effective Date.
Section 4.Representations and Warranties; Reaffirmation of Grant. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Second Limited Waiver Effective Date immediately after giving effect to this Agreement, (a) all representations and warranties of the Loan Parties set forth in the Credit Agreement and in any other Loan Document (provided that Section 4.5 shall be tested with reference to the Second Amendment Effective Date instead of December 31, 2010 and shall exclude any Material Adverse Effect based on facts disclosed in writing to the Administrative Agent or a representative previously designated by the Lenders to receive such material (the “Lender Designee”) prior to the Second Limited Waiver Effective Date and, further, provided that Section 4.6 of the Credit Agreement is excluded) are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Second Limited Waiver Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement (as amended by this Agreement) and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties, enforceable against each such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, (d) each of the Loan Documents to which such Loan Party is a party pursuant to which a Lien has been granted in favor of the Administrative Agent and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Loan Documents and (e) all contracts that generated more than 5% of the consolidated total revenue of the Borrower and its Subsidiaries for the four quarter period ending on September 30, 2012 have been provided to the Administrative Agent. Each Loan Party that is a party to the Guaranty and Security Agreement or any of the Loan Documents pursuant to which a Lien has been granted in favor of the Administrative Agent hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Obligations.

Section 5.Release; Covenants; Acknowledgement

5.1    Each Loan Party hereby absolutely and unconditionally releases and forever discharges the Administrative Agent, each L/C Issuer, each Lender and each of their respective Related Persons (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or

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has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever in connection with the Credit Agreement arising from the beginning of time to and including the Second Limited Waiver Effective Date, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified in the immediately preceding sentence. Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
5.2    Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release. If any Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys' fees and costs incurred by such Released Party as a result of such violation.
5.3    Each Loan Party represents and warrants that, to its knowledge, there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any Loan Party may have or claim to have against any Released Party arising with respect to the Obligations, the Credit Agreement, this Agreement or any other Loan Document.
5.4    Each Released Party agrees that nothing set forth in this Section 5 is intended to, nor shall anything set forth in this Section 5 be construed to, terminate any contractual obligations of the Released Parties to the Loan Parties under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect.
5.5    Members of management and any financial advisor of any Loan Party will be reasonably available to the Lenders and their advisors on reasonable advance notice and subject to customary confidentiality arrangements to discuss the operations, prospects, and financial status of the Loan Parties in a manner reasonably satisfactory to the Lenders and the Lender Designee. The Borrower shall (a) conduct onsite in-person weekly meetings with the Lender Designee and representatives separately designated by the Second Lien Lenders (collectively with the Lender Designee, the “Lender Designees”) and provide such Lender Designees with daily access to the Chief Executive Officer and Chief Financial Officer of the Borrower on reasonable notice and (b) provide the Administrative Agent with reasonably detailed weekly updates regarding the Borrower's progress on strategic alternatives and restructuring initiatives.

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Any failure to comply with any provision of this Section 5.5 shall constitute an immediate Limited Waiver Termination Event.
Section 6.Survival. All representations and warranties made in this Agreement or any other Loan Document shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 7.Costs and Expenses of the Administrative Agent. The Borrower shall pay on demand all reasonable out-of-pocket and documented costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent incurred in connection with the preparation, execution and delivery of this Agreement). The Borrower shall continue to pay the fees and expenses of the CDG Group, LLC in accordance with the Engagement Letter, dated as of October 26, 2012, between the CDG Group, LLC and Sidley Austin LLP.

Section 8.Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE STATE OF NEW YORK.

Section 9.Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.Limited Effect. This Agreement relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies any Lender may have under the Credit Agreement or under any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 11.Ratification by Guarantors; Other Matters.

11.1 Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Agreement is not required, but each of the undersigned nevertheless does hereby agree and consent to this Agreement and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Agreement, such Guarantor's guaranty under the Guaranty and Security Agreement shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor's guaranty or any other Loan

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Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor's guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor's guaranty.

11.2 Other Matters. The Borrower shall (a) deliver (i) a draft proposed a budget for the 2013 calendar year in form, scope and substance acceptable to the Required Lenders in their reasonable discretion, which shall include a monthly income statement, balance sheet and cash flow statement, in each case incorporating revised major contracts terms, revised sales compensation, restructuring costs, and other cost savings and (ii) forecasted quarterly income statements, balance sheet and cash flow statements through the term of the Facilities, in form, scope and substance acceptable to the Required Lenders in their reasonable discretion, in each case, no later than January 4, 2013, including a detailed set of assumptions on which such initial budget and forecast are based, (b) not modify or amend any of its material agreements in a manner materially adverse to the Borrower, taken as a whole with respect to each such agreement, and (c) provide a weekly analysis of upfront sales on an account-level basis to the Lender Designees for their eyes only, provided that the Lender Designees may prepare and deliver to the Lenders and Second Lien Lenders a high level summary thereof provided that such summary shall have been previously reviewed by, and shall be in form and substance reasonably acceptable to, the Borrower. Any failure to comply with the foregoing provisions of this Section 11.2 shall constitute an immediate Limited Waiver Termination Event. In addition to the foregoing, on or before January 4, 2013, the Borrower will retain a financial professional acceptable to the Borrower and the Required Lenders, pursuant to terms of engagement that are also acceptable to the Borrower and the Required Lenders (such professional retained on such engagement terms, a “Required Professional”), to (i) assist the Borrower in any restructuring transaction and (ii) assume a senior management role for the Borrower.  In connection with such engagement, such financial professional shall be permitted to participate in restructuring discussions and meetings and to communicate with all of the parties engaged in the restructuring process.  Such financial professional shall report directly to the Board of Directors of the Borrower. For the avoidance of doubt, (i) the Borrower's failure to retain a Required Professional by January 4, 2013 for any reason shall constitute a Limited Waiver Termination Event and (ii) the sole remedies available to the Lenders as a consequence of the Borrower's failure to retain a Required Professional by January 4, 2013 for any reason shall be those remedies available to the Lenders under the Loan Documents as a consequence of the occurrence of a Limited Waiver Termination Event.

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Section 12.     Amendment to Intercreditor Agreement. The Lenders hereby authorize and direct the Administrative Agent to enter into an amendment to the Intercreditor Agreement in substantially the form attached hereto as Exhibit B.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DIAL GLOBAL, INC. (f/k/a WESTWOOD ONE, INC.),
as Borrower

By:    /S/ SPENCER BROWN
Name: Spencer Brown
Title: Chief Executive Officer

WESTWOOD ONE PROPERTIES, INC.,
WESTWOOD ONE STATIONS - NYC, INC.,
WESTWOOD ONE RADIO, INC.,
WESTWOOD ONE RADIO NETWORKS, INC.,
WESTWOOD NATIONAL RADIO CORPORATION,
VERGE MEDIA COMPANIES, LLC,
VERGE MEDIA GROUP HOLDINGS, INC,.
VERGE MEDIA INTERMEDIATE HOLDINGS, INC.,
VERGE MEDIA, INC.,
VERGE MEDIA SOLUTIONS, LLC,
EXCELSIOR RADIO NETWORKS, LLC,
EXBT, LLC,
DIAL COMMUNICATIONS GLOBAL MEDIA, LLC,
EXCELSIOR NETWORK GROUP, LLC,
RDG EXCELSIOR HOLDINGS, LLC,
EXCELSIORTM, INC.,
EXCELSIOR MEDIA NETWORKS, LLC,
JPN, LLC,
EXCELSIOR RADIO NETWORK VENTURES, LLC,
EXCELSIOR RADIO HOLDINGS, LLC,
EXCELSIOR MEDIAAMERICA, INC.,
DG RADIO NETWORKS, LLC,
AMERICAN COMEDY NETWORK, LLC, and
GORADIO, LLC,
as Guarantors

By:    /S/ SPENCER BROWN
    Name: Spencer Brown
Title: Chief Executive Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:    /S/ Ellen D. Weaver
Name: Ellen D. Weaver
Title: Duly Authorized Signatory

Fortress Credit Opportunities I LP, as a Lender
By: Fortress Credit Opportunities I GP LLC, its general partner

By: /S/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

Fortress Credit Funding III LP, as a Lender
By: Fortress Credit Funding III GP LLC, its general partner

By: /S/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

Fortress Credit Funding IV LP, as a Lender
By: Fortress Credit Funding IV GP LLC, its general partner

By: /S/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

Fortress Credit Investments I LTD, as a Lender

By: /S/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

Fortress Credit Investments II LTD, as a Lender

By: /S/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

Pangaea CLO 2007-1 LTD.
By: Pangaea CLO Management, LLC as Collateral Manager

By: /S/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

Sargas CLO 1 LTD.
By: Sargas Asset Management, LLC, as Portfolio Manager

By: /S/ CONSTANTINE M. DAKOLIAS
Name: Constantine M. Dakolias
Title: President

ING Capital LLC, as a Lender

By:    /S/ STEPHEN M. NETTLER
Name: Stephen M. Nettler
Title:    Managing Director

HERCULES TECHNOLOGY II, L.P., as a Lender
By:    Hercules Technology SBIC Management, LLC, its
General Partner

By:    Hercules Technology Growth Capital, Inc., its
Manager

By:    /S/ K. NICHOLAS MARTITSCH
    Name: K. Nicholas Martitsch
Title: Associate General Counsel

HERCULES TECHNOLOGY III, L.P., as a Lender
By:    Hercules Technology SBIC Management, LLC, its
General Partner

By:    Hercules Technology Growth Capital, Inc., its
Manager

By:    /S/ K. NICHOLAS MARTITSCH
    Name: K. Nicholas Martitsch
Title: Associate General Counsel

Special Situations Group, Inc., as a Lender

By:    /S/ ALBERT DOMBROWSKI
Name: Albert Dombrowski
Title:    Authorized Signatory

Royal Bank of Canada, as a Lender

By:    /S/ LESLIE P. VOWELL
Name: Leslie P. Vowell
Title:    Attorney-in-Fact

Global Leveraged Capital Credit Opportunity Fund I, as Lender
Global Leveraged Capital Management, LLC, as Collateral Manager

By:    /S/ AVIN DWIVEDY
Name: Avin Dwivedy
Title:    Principal

Dated December 14, 2012

WhiteHorse IV Ltd.

By: WhiteHorse Capital Partners, L.P.

Title: Investment Manager

By: WhiteRock Asset Advisors, LLC

Title: General Partner

as a Lender

By:    /S/ JAY CARVELL
    Name: Jay Carvell
Title:    Authorized Signatory

EXHIBIT A
Second Lien Limited Waiver
(Attached)

THIRD AMENDMENT AND LIMITED WAIVER TO SECOND LIEN CREDIT AGREEMENT

This Third Amendment and Limited Waiver (“Agreement”) to Second Lien Credit Agreement is entered into as of December 14, 2012 (the “Third Amendment Effective Date”), by and among DIAL GLOBAL, INC. (f/k/a WESTWOOD ONE, INC.), a Delaware corporation (the “Borrower”), and the Lenders party hereto.
RECITALS
WHEREAS, reference is made to that certain Second Lien Credit Agreement, dated as of October 21, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement), by and among the Borrower, the Lenders, Cortland Capital Market Services, LLC, as administrative agent and collateral agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”), and Macquarie Capital (USA) Inc., as syndication agent (in such capacity, and together with its successors and permitted assigns, the “Syndication Agent”);
WHEREAS, the Borrower, the Lenders, and the Sponsor entered into that certain Second Amendment and Limited Waiver to Second Lien Credit Agreement, dated as of November 15, 2012 (the “Second Amendment”) to waive certain “Anticipated Defaults” (as defined in the Second Amendment);
WHEREAS, the Borrower has informed the Syndication Agent and the Lenders that it may fail to comply with the covenants set forth in Sections 5.1 and 5.2 of the Credit Agreement and the First Lien Credit Agreement with respect to the Fiscal Quarter ending December 31, 2012, which non-compliance would give rise to Events of Default under Sections 9.1(c) and 9.1(d) of the Credit Agreement as of December 31, 2012 (together with the aforementioned “Anticipated Defaults”, the “Specified Defaults”);
WHEREAS, pursuant to the Second Amendment, the Lenders agreed to waive the Anticipated Defaults through December 14, 2012 upon the terms and subject to the conditions set forth therein (the “Initial Waiver Period”);
WHEREAS, the Lenders have agreed to extend the Initial Waiver Period and thereby temporarily waive the Specified Defaults, upon the terms and subject to the conditions set forth herein and in the Credit Agreement as amended hereby;
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
Section 1.Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

Section 2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Third Amendment Effective Date as follows:

2.1    Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Limited Waiver Termination Date” has the meaning specified in the Third Amendment.
“Third Amendment” means that certain Third Amendment and Limited Waiver to the Credit Agreement dated as of December 14, 2012, by and among the Borrower and the Lenders party thereto.
Section 3.Limited Waiver.

3.1    Solely during the Waiver Period (as defined below) and not at any other time, the Lenders hereby agree to temporarily waive the Specified Defaults and the right to accelerate the Obligations as a result thereof. During the Waiver Period, the Specified Defaults shall be deemed not to have occurred or be continuing, and the Administrative Agent and the Lenders shall have no right to enforce rights or exercise remedies with respect to the Specified Defaults. The waivers provided pursuant to the terms of this Agreement shall automatically and without further action or notice by any party expire on the Limited Waiver Termination Date (as defined below).
3.2    No waiver provided herein shall remain in effect after the Limited Waiver Termination Date. Upon the Limited Waiver Termination Date, (i) the Anticipated Defaults shall be deemed to be Events of Default in full force and effect, having occurred as of September 30, 2012 and continuing uninterrupted thereafter, and (ii) all other Specified Defaults shall be deemed to be Events of Default in full force and effect, having occurred as of December 31, 2012 and continuing uninterrupted thereafter, in each case of clauses (i) and (ii), for all purposes, including, without limitation, for purposes of calculating and charging default interest under Section 2.9(c) of the Credit Agreement, and the Administrative Agent and the Lenders shall retain all of the rights and remedies related thereto. This Agreement shall not have the effect of tolling or extending any applicable cure period beyond the period that would have applied absent this Agreement. Nothing in this Agreement shall be deemed to constitute a waiver by the Administrative Agent or the Lenders of any Default, whether now existing or hereafter arising, or of any right or remedy the Administrative Agent or the Lenders may have under any of the Loan Documents or applicable law, except to the extent expressly set forth herein, nor shall the Lenders' execution and delivery of this Agreement establish a course of dealing among the Lenders and the Borrower or in any way obligate the Lenders to hereafter provide any further waiver of any kind, to provide any further time prior to the enforcement of their rights or to provide any other financial accommodations to or on behalf of the Borrower or any other Loan Party.

3.3    Notwithstanding anything to the contrary herein, the Lenders do not now waive, nor do they agree that they will waive in the future, any further Default or Event of Default. Neither this Agreement nor any course of dealing or delay or failure of the Lenders in exercising any right, remedy, power or privilege under or in connection with any Event of Default shall affect any other or future exercise thereof or the existence of any other right, remedy, power or privilege, except to the extent expressly set forth herein; nor shall any single or partial exercise of any such right, remedy, power or privilege or any abandonment or discontinuance of the steps to enforce any such right, remedy, power or privilege (pursuant to this Agreement or otherwise) preclude any further exercise thereof or of any other right, remedy, power or privilege, except to the extent expressly set forth herein.
For the purposes hereof,
“Limited Waiver Termination Date” means the earlier to occur of:
(i) 5:00 p.m. (New York city time) on Tuesday, January 15, 2013; or
(ii) the date on which a Limited Waiver Termination Event occurs.
“Limited Waiver Termination Event” means any of the following:
(i) the occurrence of any Event of Default or Default other than the Specified Defaults;
(ii) any representation or warranty made by any Loan Party in connection with this Agreement shall prove to be false in any material respect (but in all respects if such representation is qualified by “material” or “Material Adverse Effect”) as of the date when made;
(iii) the failure of any Loan Party to comply with any term, condition or covenant set forth in this Agreement; or
(iv) the expiration of the “Waiver Period” under and as defined in the First Lien Limited Waiver (defined below).
“Waiver Period” means the period beginning on the Second Amendment Effective Date and ending on the Limited Waiver Termination Date.
Section 4.Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:

4.1    The Administrative Agent shall have received each of the following:

(a)    Agreement. This Agreement, duly executed and delivered by each Loan Party and the Required Lenders;
(b)    First Lien Waiver. (i) A copy of the waiver to the First Lien Credit Agreement entered into by the Loan Parties and the Required Lenders (as defined in the First Lien Credit Agreement) in the form attached hereto as Exhibit A (the “First Lien Limited Waiver”) and (ii) evidence satisfactory to the Administrative Agent that such waiver has been executed and delivered and is in full force and effect on or prior to the Third Amendment Effective Date;
(c)    Intercreditor Amendment. An amendment to the Intercreditor Agreement in substantially the form attached hereto as Exhibit B, which shall have been duly executed and delivered by the parties thereto; and
(d)    Payment of Professionals. The Borrower shall pay all reasonable and documented accrued and unpaid fees and expenses through the Third Amendment Effective Date of Capstone Advisory Group, LLC and Latham & Watkins LLP that have been requested pursuant to an invoice delivered to the Chief Financial Officer of the Borrower prior to the Third Amendment Effective Date.
Section 5.Representations and Warranties; Reaffirmation of Grant. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Third Amendment Effective Date immediately after giving effect to this Agreement, (a) all representations and warranties of the Loan Parties set forth in the Credit Agreement and in any other Loan Document (provided that Section 4.5 shall be tested with reference to the Second Amendment Effective Date instead of December 31, 2010 (and shall exclude any Material Adverse Effect based on facts disclosed in writing to the Syndication Agent or a representative previously designated by the Lenders to receive such material (the “Lender Designee”) prior to the Third Amendment Effective Date) and further provided that Section 4.6 of the Credit Agreement is excluded), are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Third Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement (as amended by this Agreement) and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties, enforceable against each such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, (d) each of the Loan Documents to which such Loan Party is a party pursuant to which a Lien has been granted in favor of the Administrative Agent and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Loan Documents, and (e) all contracts that generated more than 5% of the consolidated total revenue of the Borrower and its Subsidiaries for the four quarter period ending on September 30, 2012 have been provided to the Syndication Agent. Each Loan Party that is a party to the Guaranty and Security Agreement or any of the Loan Documents pursuant to which a Lien has been granted in favor of the Administrative Agent hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Obligations.

Section 6.Release; Covenants; Acknowledgement

6.1    Each Loan Party hereby absolutely and unconditionally releases and forever discharges the Administrative Agent, the Syndication Agent, each Lender and each of their respective Related Persons (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever in connection with the Credit Agreement arising from the beginning of time to and including the Third Amendment Effective Date, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified in the immediately preceding sentence. Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

6.2    Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release. If any Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys' fees and costs incurred by such Released Party as a result of such violation.

6.3    Each Loan Party represents and warrants that, to its knowledge, there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any Loan Party may have or claim to have against any Released Party arising with respect to the Obligations, the Credit Agreement, this Agreement or any other Loan Document.
6.4    Each Released Party agrees that nothing set forth in this Section 6 is intended to, nor shall anything set forth in this Section 6 be construed to, terminate any contractual obligations of the Released Parties to the Loan Parties under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect.
6.5    Members of management and any financial advisor of any Loan Party will be reasonably available to the Lenders and their advisors on reasonable advance notice and subject to customary confidentiality arrangements to discuss the operations, prospects, and financial status of the Loan Parties in a manner reasonably satisfactory to the Lenders and the Lender Designee. The Borrower shall (a) conduct onsite in-person weekly meetings with the Lender Designee and representatives separately designated by the First Lien Lenders (collectively with the Lender Designee, the “Lender Designees”) and provide such Lender Designees with daily access to the Chief Executive Officer and Chief Financial Officer of the Borrower on reasonable notice and (b) provide the Syndication Agent with reasonably detailed weekly updates regarding the Borrower's progress on strategic alternatives and restructuring initiatives. Any failure to comply with any provision of this Section 6.5 shall constitute an immediate Limited Waiver Termination Event.
Section 7.Survival. All representations and warranties made in this Agreement or any other Loan Document shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent, Syndication Agent, or the Lenders shall affect the representations and warranties or the right of the Administrative Agent, Syndication Agent, and the Lenders to rely upon them.

Section 8.Reference to Agreement. The Credit Agreement is hereby amended so that any reference in the Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Agreement shall constitute a Loan Document under the Credit Agreement.

Section 9.Costs and Expenses of the Administrative Agent and Syndication Agent. The Borrower shall pay on demand all reasonable out-of-pocket and documented costs and expenses of the Administrative Agent and Syndication Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent and Syndication Agent) incurred in connection with the preparation, execution and delivery of this Agreement. The Borrower shall continue to pay the fees and expenses of Capstone Advisory Group, LLC in accordance with the Engagement Letter, dated as of November 15, 2012, between Capstone Advisory Group, LLC and Latham & Watkins LLP, as amended.

Section 10.Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE STATE OF NEW YORK.

Section 11.Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 12.Limited Effect. This Agreement relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies any Lender may have under the Credit Agreement or under any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 13.Ratification by Guarantors; Other Matters.

13.1    Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Agreement is not required, but each of the undersigned nevertheless does hereby agree and consent to this Agreement and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Agreement, such Guarantor's guaranty under the Guaranty and Security Agreement shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor's guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor's guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor's guaranty.

13.2    Other Matters. The Borrower shall (a) deliver (i) a draft proposed budget for the 2013 calendar year in form, scope and substance acceptable to the Required Lenders in their reasonable discretion, which shall include a monthly income statement, balance sheet and cash flow statement, in each case incorporating revised major contracts terms, revised sales compensation, restructuring costs, and other cost savings and (ii) forecasted quarterly income statements, balance sheet and cash flow statements through the term of the Facilities, in form, scope and substance acceptable to the Required Lenders in their reasonable discretion, in each case, no later than January 4, 2013, including a detailed set of assumptions on which such initial budget and forecast are based, (b) not modify or amend any of its material agreements in a manner materially adverse to the Borrower, taken as a whole with respect to each such agreement, and (c) provide a weekly analysis of upfront sales on an account-level basis to the Lender Designees for their eyes only, provided that the Lender Designees may prepare and deliver to the Lenders and First Lien Lenders a high level summary thereof provided that such summary shall have been previously reviewed by, and shall be in form and substance reasonably acceptable to, the Borrower. Any failure to comply with the foregoing provisions of this Section 11.2 shall constitute an immediate Limited Waiver Termination Event. The Borrower shall periodically update and consult with the Syndication Agent and the Lender Designee regarding the status of the Borrower's engagement of a Required Professional (pursuant to and as defined in the First Lien Limited Waiver).
Section 14.    Sponsor Agreement. Each Sponsor agrees, on behalf of itself and the other Affiliated Lenders directly or indirectly controlled by such Sponsor, that for the period beginning on the Third Amendment Effective Date and ending on the 100th day following the Limited Waiver Termination Date, it shall not acquire any interest (including any participation interest) in any loan made pursuant to Section 7.16(B) of the Credit Agreement, without (i) first notifying the Syndication Agent in writing ten (10) Business Days prior to making any offer to acquire such interest, and (ii) allowing the Lenders to acquire such interest instead, on terms substantially similar in all material respects to such proposal; provided that, if the Lenders have made such a bona fide and binding matching offer, the Sponsors and the other Affiliated Lenders directly or indirectly controlled by any Sponsor shall not acquire any such interest.

Section 15.     Amendment to Intercreditor Agreement. The Lenders hereby authorize and direct the Administrative Agent to enter into an amendment to the Intercreditor Agreement in substantially the form attached hereto as Exhibit B.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
DIAL GLOBAL, INC. (f/k/a WESTWOOD ONE, INC.),
as Borrower

By:    /S/ SPENCER BROWN
Name: Spencer Brown
Title: Chief Executive Officer

WESTWOOD ONE PROPERTIES, INC.,
WESTWOOD ONE STATIONS - NYC, INC.,
WESTWOOD ONE RADIO, INC.,
WESTWOOD ONE RADIO NETWORKS, INC.,
WESTWOOD NATIONAL RADIO CORPORATION,
VERGE MEDIA COMPANIES, LLC,
VERGE MEDIA GROUP HOLDINGS, INC,.
VERGE MEDIA INTERMEDIATE HOLDINGS, INC.,
VERGE MEDIA, INC.,
VERGE MEDIA SOLUTIONS, LLC,
EXCELSIOR RADIO NETWORKS, LLC,
EXBT, LLC,
DIAL COMMUNICATIONS GLOBAL MEDIA, LLC,
EXCELSIOR NETWORK GROUP, LLC,
RDG EXCELSIOR HOLDINGS, LLC,
EXCELSIORTM, INC.,
EXCELSIOR MEDIA NETWORKS, LLC,
JPN, LLC,
EXCELSIOR RADIO NETWORK VENTURES, LLC,
EXCELSIOR RADIO HOLDINGS, LLC,
EXCELSIOR MEDIAAMERICA, INC.,
DG RADIO NETWORKS, LLC,
AMERICAN COMEDY NETWORK, LLC, and
GORADIO, LLC,
as Guarantors

By:    /S/ SPENCER BROWN
    Name: Spencer Brown
Title: Chief Executive Officer

MIHI LLC, as a Lender

By:    /S/ STEVE MEHOS
Name: Steve Mehos
Title:    Authorized Signatory

By:    /S/ MORGAN EDWARDS
Name: Morgan Edwards
Title:    Authorized Signatory

BLACKROCK KELSO CAPITAL CORPORATION, as a Lender

By:    BlackRock Kelso Capital Advisors LLC
its Investment Advisor

By:/S/ MICHAEL LAZAR
Name:    Michael Lazar
Title:    Chief Operating Officer

GRACE BAY HOLDINGS II, LLC, as a Lender

By:    /S/RICHARD SIEGEL
Name: Richard Siegel
Title: Authorized Signatory

EXHIBIT B
Second Amendment to Intercreditor Agreement
Intentionally omitted